Filed in the Office of	Business Number E34807012023-7
[signature]	Filing Number 20233480720
Secretary of State State Of Nevada	Filed On 9/15/2023 2:30:00 PM
	Number of Pages 6

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Domestication

(PURSUANT TO NRS 92A.270)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the name and type of Domestic entity as set forth in its charter documents.
2. Entity name prior to domestication.
3. Enter original filing date and jursidication of un-domesticated entity.
4. Jurisdiction that constituted the principal place of business of the un-domesticated organization, see below.
5. SIGNATURE(S): Must be signed by Authorized Signer. Form will be returned if unsigned.
6. The filing must be submitted with the following:
   - The appropriate formation document for the type of domestic entity.
   - A certified copy of the charter document, or the equivalent, if any, of the undomesticated organization.
   - A certificate of good standing, or the equivalent, from the jurisdiction where the undomesticated organization was chartered immediately before filing the articles of domestication (within 90 days).
7. If the foreign undomesticated entity is on file a cancellation/dissolution will need to be submitted with the appropriate fees.
8. If the name of the domesticating entity is not available a notarized name consent will need to be submitted.

1. Domestic Entity Information:	Name of Domestic Entity as set forth in its Charter Documents: Planet 13 Holdings Inc. Type of Domestic Entity as set forth in its Charter Documents: Corporation
2. Prior Name:	Entity Name Before Filing Articles of Domestication: Planet 13 Holdings Inc.
3. Original Filing Date and jurisdiction:	Original Jurisdiction of Formation: British Columbia, Canada Original File Date: March 2, 2022
4. Jurisdiction:	Jurisdiction that constituted the principal place of business or central administration of the undomesticated organization, or any other equivalent thereto pursuant to applicable law, immediately before filing the articles of domestication. Vancouver BC Canada
5. Signature: (Required)	X Michael Kearney, Esq. [signature] **Signature** 9/15/2023 Date

This form must be accompanied by appropriate fees.

BRITISH COLUMBIA

BC1350847

BUSINESS CORPORATIONS ACT

I Hereby Certify *that* the documents annexed hereto and relating to **PLANET 13 HOLDINGS INC.** are true copies of the documents on file with the Registrar of Companies.

Issued *under my hand and Seal of Office*
at Victoria, British Columbia,
on September 7, 2023

T.K. SPARKS
Registrar of Companies
PROVINCE OF BRITISH COLUMBIA
CANADA

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: May 25, 2023 01:37 PM Pacific Time

Incorporation Number: **BC1350847**

Recognition Date and Time: *March 2, 2022 12:01 AM Pacific Time as a result of an Amalgamation*

NOTICE OF ARTICLES

Name of Company:

PLANET 13 HOLDINGS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2501
550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

Delivery Address:
SUITE 2501
550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2501
550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

Delivery Address:
SUITE 2501
550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Fraser, Lee A.

Mailing Address:
2548 WEST DESERT INN ROAD
LAS VEGAS NV 89109
UNITED STATES

Delivery Address:
2548 WEST DESERT INN ROAD
LAS VEGAS NV 89109
UNITED STATES

Last Name, First Name, Middle Name:
SCHEFFLER, LARRY

Mailing Address:
2548 WEST DESERT INN ROAD
LAS VEGAS NV 89109
UNITED STATES

Delivery Address:
2548 WEST DESERT INN ROAD
LAS VEGAS NV 89109
UNITED STATES

Last Name, First Name, Middle Name:
O'Neal, Adrienne

Mailing Address:
2548 WEST DESERT INN ROAD
LAS VEGAS NV 89109
UNITED STATES

Delivery Address:
2548 WEST DESERT INN ROAD
LAS VEGAS NV 89109
UNITED STATES

Last Name, First Name, Middle Name:
GROESBECK, ROBERT

Mailing Address:
2548 WEST DESERT INN ROAD
LAS VEGAS NV 89109
UNITED STATES

Delivery Address:
2548 WEST DESERT INN ROAD
LAS VEGAS NV 89109
UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Class A Restricted Voting Shares	Without Par Value With Special Rights or Restrictions attached

BRITISH COLUMBIA

Number: **BC1350847**

CERTIFICATE
OF
GOOD STANDING

BUSINESS CORPORATIONS ACT

I Hereby Certify *that,* according to the corporate register maintained by me, **PLANET 13 HOLDINGS INC.** is a company that resulted from an amalgamation under the laws of the Province of British Columbia, is a valid and existing company and is, with respect to the filing of annual reports, in good standing.

Issued under my hand at Victoria, British Columbia
On September 7, 2023

T.K. Sparks

T.K. SPARKS
Registrar of Companies
Province of British Columbia
Canada

ELECTRONIC CERTIFICATE

BRITISH
COLUMBIA

August 4, 2023

c/o Cozen O'Connor LLP
Bentall 5
550 Burrard Street Suite 2501
Vancouver BC V6C 2B5
Canada

Dear Rachel Thorson:

Re: PLANET 13 HOLDINGS INC.- Number BC1350847

The above company was authorized on August 4, 2023 to continue out of British Columbia, under section 308 of the *Business Corporations Act*, to the jurisdiction of Nevada.

Section 311(1) states that "Promptly after the date on which a company is continued into another jurisdiction, the continued corporation must file with the registrar a copy of any record issued to it by the other jurisdiction to effect or confirm the continuation." Please forward a copy of this record in order to remove the above company from the companies register in British Columbia.

This consent is valid for six months, ending February 4, 2024.

Yours truly,

T.K. Sparks

T.K. SPARKS
Registrar of Companies

Inquiries: phone 1 877 526-1526 or fax 250 356-8923